EXHIBIT 10.58
FORM OF OPTION AWARD CERTIFICATE
USED FOR OPTIONS GRANTED TO EMPLOYEES
UNDER THE 2006 EMPLOYEE STOCK OPTION PLAN
FROM JANUARY 8, 2008

Option Number	TOTAL SHARES GRANTED	[_____] Shares

ACORDA THERAPEUTICS, INC.

2006 Employee Stock Option Plan
[Non-Statutory]* [Incentive]** Stock Option Certificate

Acorda Therapeutics, Inc. (the “Company”), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $0.001 per share, of the Company (the “Option”) under and subject to the Company’s 2006 Employee Stock Option Plan (the “Plan”) exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

Name of Optionee:
Address:
Social Security No:
Number of Shares:
Option Price:
Date of Grant:
Vesting Start Date:

The Option [is not an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).]* [is intended to be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) to the extent that the aggregate fair market value (determined at the Date of Grant) of the shares of Common Stock with respect to which the Option first becomes exercisable hereunder does not, when added to the aggregate value (determined as of the applicable date of grant) of the Common Stock with respect to which any other incentive options granted to Optionee prior to the Date of Grant first become exercisable during the same calendar year, exceed one hundred thousand dollars ($100,000) in the aggregate; provided, however, that to the extent that all or any portion of the Option does not otherwise qualify as an incentive stock option under Code Section 422, the Option shall be treated as a nonstatutory stock option and not as an incentive stock option.]**  Please refer to the table below for the details of the Exercisability Schedule as well as your E-Trade account under the Stock Plan tab.  Total vesting shall not exceed ______________________ shares.

Exercisability Schedule

Annual Shares	Vest Schedule Ending On Annual Vest Date	Annual Vest Dates

Expiration Date:

[Other Special Provisions:

Although this Option is intended to be treated as an Incentive Stock Option under Section 422 of the Code to the extent described above, the Company does not and cannot guaranty or warranty that the Option will be so treated.  Certain acts of the Optionee such as disposing of the Stock issued pursuant to this Option prior to the expiration of the holding periods required under Code Section 422 will prevent this Option from being treated as an Incentive Stock Option.]**

By online acceptance of this Option via the E-Trade website, the Optionee agrees to the terms and conditions hereof.

*        This bracketed language is applicable to non-statutory stock options.
**	This bracketed language is applicable to awards intended to qualify in whole or in part as incentive stock options.

ACORDA THERAPEUTICS, INC. 2006 EMPLOYEE STOCK OPTION PLAN

[Non-Statutory]* [Incentive]** Stock Option Terms and Conditions

1.      Plan Incorporated by Reference.  This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan.  Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan.  This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference.  The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding.  Copies of the Plan may be obtained upon written request without charge from the President of the Company. In the event of a conflict between the Plan and this certificate, the terms of the Plan shall control.

2.      Option Price.  The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

3.      Exercisability Schedule.  This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares.  This Option may not be exercised as to any shares after the Expiration Date.

    4.      Method of Exercise.  To exercise this Option, the Optionee shall deliver written notice of exercise to the President of the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery, as the Committee may at the time of exercise approve.  Promptly following such notice, the Company will deliver to the Optionee a certificate representing the number of shares with respect to which the Option is being exercised.

5.      [Non-Statutory Stock Option]* [Treatment as Incentive Stock Option]**.  [The Option is a Non-Statutory Stock Option.]* [Although the Option is intended to be an Incentive Stock Option, the Company does not warrant that the Option will be treated as an Incentive Stock Option for tax purposes.  To the extent that the Option fails for any reason to satisfy the requirements applicable to Incentive Stock Options, the Option shall be a Non-Statutory Stock Option.  The Option will not be treated as an Incentive Stock Option for income tax purposes if the Optionee sells or otherwise disposes of shares issued upon exercise before the later of: (i) the first anniversary of the date the shares are delivered to the Optionee, or (ii) the second anniversary of the date of grant set forth in this certificate.  Any earlier sale or disposition of shares will be a “disqualifying disposition.”  The Optionee must notify the Company of any disqualifying disposition within 30 days after it occurs.  Any portion of the Option that is exercised more than three months after the Optionee ceases to be an employee of the Company for any reason other than disability or death (to the extent the Option has not expired) will be treated as a Non-Statutory Stock Option.  In case of termination due to disability, the three-month period will be extended to 12 months.  If the Optionee dies before exercising the Option, it may be treated as an Incentive Stock Option only to the extent that the Option would have been treated as an Incentive Stock Option if the Optionee had exercised it on the date of death.]**

6.      Rights as a Stockholder or Employee.  The Optionee shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above.  The Optionee shall not have any rights to continued employment by the Company or any Subsidiary by virtue of the grant of this Option.

7.      Tender Offer; Change in Control.  As provided in the Plan, in the event of certain corporate transactions affecting the Company’s outstanding Common Stock, if this Option is not assumed or substituted as described in the Plan, the Option may be adjusted or terminated as set forth in the Plan.

8.      Option Not Transferable.  This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by Optionee.  Any attempted assignment, transfer, pledge, hypothecation or other disposition other than in accordance with the terms set forth herein and in the Plan shall be void and of no effect.

9.      Compliance with Securities Laws.  It shall be a condition to the Optionee’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both.  The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

10.      Payment of Taxes.  The Optionee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option.  The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionee.  In the Committee’s discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery.  The Company and its Subsidiaries may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.

11.     Vesting Upon Death.  In the event of the Optionee’s death while this Option is outstanding, this Option shall become fully vested, notwithstanding the vesting schedule in the Incentive Stock Option Certificate, provided that:

i)      the Optionee had at least one full year of service with the Company and had not been on probation during the 24-month period preceding death;

ii)      the Optionee had not been on disability for longer than two consecutive years at the time of death; and

       iii)      the Optionee’s death was not due to suicide or did not result from any illness, injury, or disease that resulted from illegal drug use; was not incurred while the Optionee was engaged in criminal conduct; or was not intentionally self-inflicted.  [Section 11 applicable to awards granted beginning in March 2009]

12.           Change in Control.  Notwithstanding Section 11(b) of the Plan, if a Reorganization Event occurs while this Option is outstanding and a successor corporation does not assume this Option or an equivalent Award is not substituted as provided under Section 11(a) of the Plan, then the Committee shall, upon written or electronic notice to the Optionee, provide that one of the following will occur with respect to this Option:

i)      this Option will become exercisable in full (or free from restrictions, as applicable) as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised or sold by the Optionee prior to the consummation of the Reorganization Event; or

ii)      this Option will terminate upon consummation of such Reorganization Event and the Optionee will receive, in exchange therefore, a cash payment equal to the amount (if any) by which (x) the amount payable in the Reorganization Event with respect to shares of Stock multiplied by the number of shares of Stock subject to this Option exceeds (y) the aggregate exercise price (if any) of this Option.[Section 12 applicable to awards granted beginning in March 2009]

13.           Entire Understanding.  This certificate and the Plan constitute the entire understanding between the Optionee and the Company regarding the Option.  Any prior agreements, commitments, or negotiations concerning the Option are superseded.

*    This bracketed language is applicable to non-statutory stock options.
**  This bracketed language is applicable to awards intended to qualify in whole or in part as incentive stock options.

FORM OF OPTION AWARD CERTIFICATE
USED FOR OPTIONS GRANTED TO EMPLOYEES
UNDER THE 2006 EMPLOYEE STOCK OPTION PLAN
FROM 2006 THROUGH JANUARY 7, 2008

Option Number:	TOTAL SHARES GRANTED	[Shares]

ACORDA THERAPEUTICS, INC.

2006 Employee Stock Option Plan

[Nonstatutory]* [Incentive]** Stock Option Certificate

Acorda Therapeutics, Inc. (the “Company”), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $0.001 per share, of the Company (the “Option”) under and subject to the Company’s 2006 Employee Stock Option Plan (the “Plan”) exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

Name of Optionee:
Address:
Social Security No.:
Number of Shares:
Option Price:
Date of Grant:
Vesting Start Date:

Exercisability Schedule

The option shall vest to the extent of [25% after one (1) year and 6.25% every three (3) months [thereafter ]* [6.25% every three (3) months]**, not to exceed _________________________ shares, with the vesting schedule starting on the Vesting Start Date through ________________________________, subject to the terms and conditions set forth on this certificate and under the plan.

Expiration Date:

Other Special Provisions:

[The Option shall not be treated as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).]* [Although this Option is intended to be treated as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), the Company does not and cannot guaranty or warranty that the Option will be so treated.  Certain acts of the Optionee such as disposing of the Stock issued pursuant to this Option prior to the expiration of the holding periods required under Code Section 422 will prevent this Option from being treated as an Incentive Stock Option.]**

By online acceptance of this Option via the E-Trade website, the Optionee agrees to the terms and conditions hereof.

*          This bracketed language is applicable to non-statutory stock options.
**	This bracketed language is applicable to awards intended to qualify in whole or in part as incentive stock options.

ACORDA THERAPEUTICS, INC. 2006 EMPLOYEE STOCK OPTION PLAN

[Nonstatutory]* [Incentive]** Stock Option Terms and Conditions

1.      Plan Incorporated by Reference.  This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan.  Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan.  This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference.  The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding.  Copies of the Plan may be obtained upon written request without charge from the President of the Company. In the event of a conflict between the Plan and this certificate, the terms of the Plan shall control.

2.      Option Price.  The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

3.      Exercisability Schedule.  This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares.  This Option may not be exercised as to any shares after the Expiration Date.

4.      Method of Exercise.  To exercise this Option, the Optionee shall deliver written notice of exercise to the President of the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery, as the Committee may at the time of exercise approve.  Promptly following such notice, the Company will deliver to the Optionee a certificate representing the number of shares with respect to which the Option is being exercised.

5.      [Treatment as Incentive Stock Option.  Although the Option is intended to be an Incentive Stock Option, the Company does not warrant that the Option will be treated as an Incentive Stock Option for tax purposes.  To the extent that the Option fails for any reason to satisfy the requirements applicable to Incentive Stock Options, the Option shall be a Non-Statutory Stock Option.  The Option will not be treated as an Incentive Stock Option for income tax purposes if the Optionee sells or otherwise disposes of shares issued upon exercise before the later of: (i) the first anniversary of the date the shares are delivered to the Optionee, or (ii) the second anniversary of the date of grant set forth in this certificate.  Any earlier sale or disposition of shares will be a “disqualifying disposition.”  The Optionee must notify the Company of any disqualifying disposition within 30 days after it occurs.  Any portion of the Option that is exercised more than three months after the Optionee ceases to be an employee of the Company for any reason other than disability or death (to the extent the Option has not expired) will be treated as a Non-Statutory Stock Option.  In case of termination due to disability, the three-month period will be extended to 12 months.  If the Optionee dies before exercising the Option, it may be treated as an Incentive Stock Option only to the extent that the Option would have been treated as an Incentive Stock Option if the Optionee had exercised it on the date of death.]**

6.      Rights as a Stockholder or Employee.  The Optionee shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above.  The Optionee shall not have any rights to continued employment by the Company or any Subsidiary by virtue of the grant of this Option.

7.      Tender Offer; Change in Control.  As provided in the Plan, in the event of certain corporate transactions affecting the Company’s outstanding Common Stock, if this Option is not assumed or substituted as described in the Plan, the Option may be adjusted or terminated as set forth in the Plan.

8.      Option Not Transferable.  This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution [or pursuant to a “qualified domestic relations order” as defined in the Code]*, and is exercisable, during the Optionee’s lifetime, only by Optionee.  Any attempted assignment, transfer, pledge, hypothecation or other disposition other than in accordance with the terms set forth herein and in the Plan shall be void and of no effect.

9.      Compliance with Securities Laws.  It shall be a condition to the Optionee’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both.  The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

10.      Payment of Taxes.  The Optionee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option.  The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionee.  In the Committee’s discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery.  The Company and its Subsidiaries may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.

11.      Entire Understanding.  This certificate and the Plan constitute the entire understanding between the Optionee and the Company regarding the Option.  Any prior agreements, commitments, or negotiations concerning the Option are superseded.

*          This bracketed language is applicable to non-statutory stock options.
**	This bracketed language is applicable to awards intended to qualify in whole or in part as incentive stock options.

FORM OF OPTION AWARD CERTIFICATE
USED FOR OPTIONS GRANTED TO DIRECTORS
UNDER THE 2006 EMPLOYEE STOCK OPTION PLAN

Option No.	[___]	Shares

ACORDA THERAPEUTICS, INC.

2006 Employee Stock Option Plan
Nonstatutory Stock Option Certificate

Acorda Therapeutics, Inc. (the “Company”), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $0.001 per share, of the Company (the “Option”) under and subject to the Company’s 2006 Employee Stock Option Plan (the “Plan”) exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

Name of Optionee:
Address:
Social Security No:
Number of Shares:
Option Price:	$
Date of Grant:
Vesting Start Date:
Exercisability Schedule

The option shall vest to the extent of 25% every three (3) months starting from the vest start date, with the last vest to be on ______, not to exceed ___shares, subject to the terms and conditions set forth on this certificate and under the plan.

Expiration Date:

Other Special Provisions:

The Option shall not be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

By acceptance of this Option, the Optionee agrees to the terms and conditions hereof.

ACORDA THERAPEUTICS, INC.

Dated:  ___________                                           By: _________________________
Name: Ron Cohen
Title: President & CEO

ACCEPTED:

______________________________                                                              Dated: _______________

ACORDA THERAPEUTICS, INC. 2006 EMPLOYEE STOCK OPTION PLAN

Non-Statutory Stock Option Terms and Conditions

1.      Plan Incorporated by Reference.  This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan.  Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan.  This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference.  The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding.  Copies of the Plan may be obtained upon written request without charge from the President of the Company. In the event of a conflict between the Plan and this certificate, the terms of the Plan shall control.

2.      Option Price.  The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

3.      Exercisability Schedule.  This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares.  This Option may not be exercised as to any shares after the Expiration Date.

4.      Method of Exercise.  To exercise this Option, the Optionee shall deliver written notice of exercise to the President of the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery, as the Committee may at the time of exercise approve.  Promptly following such notice, the Company will deliver to the Optionee a certificate representing the number of shares with respect to which the Option is being exercised.

5.      Non-Statutory Stock Option.  The Option is a Non-Statutory Stock Option.

6.      Rights as a Stockholder or Employee.  The Optionee shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above.  The Optionee shall not have any rights to continued employment by the Company or any Subsidiary by virtue of the grant of this Option.

7.      Tender Offer; Change in Control.  As provided in the Plan, in the event of certain corporate transactions affecting the Company’s outstanding Common Stock, if this Option is not assumed or substituted as described in the Plan, the Option may be adjusted or terminated as set forth in the Plan.

8.      Option Not Transferable.  This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by Optionee.  Any attempted assignment, transfer, pledge, hypothecation or other disposition other than in accordance with the terms set forth herein and in the Plan shall be void and of no effect.

9.      Compliance with Securities Laws.  It shall be a condition to the Optionee’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both.  The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

10.           Payment of Taxes.  The Optionee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option.  The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionee.  In the Committee’s discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery.  The Company and its Subsidiaries may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.

11.  Termination.  Except as otherwise provided by the Committee at the time the Option is granted or any amendment is made thereto, upon an outside director’s termination of membership on Acorda’s Board, the Option shall remain exercisable for twelve (12) months, or such other period as the Board may determine in its discretion, to the extent consistent with Section 409A.  [Section 11 applicable to awards granted beginning in June 2010]

12.     Vesting Upon Death.  In the event of the Optionee’s death while this Option is outstanding, this Option shall become fully vested, notwithstanding the vesting schedule in the Incentive Stock Option Certificate, provided that:

i)      the Optionee had at least one full year of service with the Company and had not been on probation during the 24-month period preceding death;

ii)      the Optionee had not been on disability for longer than two consecutive years at the time of death; and

iii)      the Optionee’s death was not due to suicide or did not result from any illness, injury, or disease that resulted from illegal drug use; was not incurred while the Optionee was engaged in criminal conduct; or was not intentionally self-inflicted. [Section 12 applicable to awards granted beginning in March 2009]

13.      Change in Control.  Notwithstanding Section 11(b) of the Plan, if a Reorganization Event occurs while this Option is outstanding and a successor corporation does not assume this Option or an equivalent Award is not substituted as provided under Section 11(a) of the Plan, then the Committee shall, upon written or electronic notice to the Optionee, provide that one of the following will occur with respect to this Option:

i)      this Option will become exercisable in full (or free from restrictions, as applicable) as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised or sold by the Optionee prior to the consummation of the Reorganization Event; or

ii)      this Option will terminate upon consummation of such Reorganization Event and the Optionee will receive, in exchange therefore, a cash payment equal to the amount (if any) by which (x) the amount payable in the Reorganization Event with respect to shares of Stock multiplied by the number of shares of Stock subject to this Option exceeds (y) the aggregate exercise price (if any) of this Option.[Section 13 applicable to awards granted beginning in March 2009]

14.      Entire Understanding.  This certificate and the Plan constitute the entire understanding between the Optionee and the Company regarding the Option.  Any prior agreements, commitments, or negotiations concerning the Option are superseded.

FORM OF OPTION AWARD CERTIFICATE
USED FOR OPTIONS GRANTED UNDER
THE 1999 EMPLOYEE STOCK OPTION PLAN

Option Number:	[__]	Shares

ACORDA THERAPEUTICS, INC.

1999 Employee Stock Option Plan
[Nonstatutory]* [Incentive]** Stock Option Certificate

Acorda Therapeutics, Inc. (the “Company”), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $0.001 per share, of the Company (the “Option”) under and subject to the Company’s 1999 Employee Stock Option Plan (the “Plan”) exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

Name of Optionee:
Address:
Social Security No:
Number of Shares:
Option Price:
Date of Grant:
Vesting Start Date:

Exercisability Schedule

[Insert Vesting Schedule]

Expiration Date: _____________   , 20__

Other Special Provisions:

[The Option shall not be treated as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).]* [Although this Option is intended to be treated as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), the Company does not and cannot guaranty or warranty that the Option will be so treated.  Certain acts of the Optionee such as disposing of the Stock issued pursuant to this Option prior to the expiration of the holding periods required under Code Section 422 will prevent this Option from being treated as an Incentive Stock Option.]**

By acceptance of this Option, the Optionee agrees to the terms and conditions hereof.

Dated:                                                                                  ACORDA THERAPEUTICS, INC.

By:_______________________
     Ron Cohen
     President and CEO
ACCEPTED:

___________________
Name

*          This bracketed language is applicable to non-statutory stock options.
**	This bracketed language is applicable to awards intended to qualify in whole or in part as incentive stock options.

ACORDA THERAPEUTICS, INC. 1999 EMPLOYEE STOCK OPTION PLAN

[Nonstatutory]* [Incentive]** Stock Option Terms and Conditions

1.      Plan Incorporated by Reference.  This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan.  Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan.  This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference.  The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding.  Copies of the Plan may be obtained upon written request without charge from the President of the Company.

2.      Option Price.  The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

3.      Exercisability Schedule.  This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares.  This Option may not be exercised as to any shares after the Expiration Date.

4.      Method of Exercise.  To exercise this Option, the Optionee shall deliver written notice of exercise to the President of the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery, as the Committee may at the time of exercise approve.  Promptly following such notice, the Company will deliver to the Optionee a certificate representing the number of shares with respect to which the Option is being exercised.

5.      Rights as a Stockholder or Employee.  The Optionee shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above.  The Optionee shall not have any rights to continued employment by the Company or any Subsidiary by virtue of the grant of this Option.

6.      Recapitalization, Mergers, Etc.   As provided in the Plan, in the event of certain corporate transactions affecting the Company’s outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder.  If such transaction involves a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionee provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised.  In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

7.      Option Not Transferable.  This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution [or pursuant to a “qualified domestic relations order” as defined in the Code]*, and is exercisable, during the Optionee’s lifetime, only by Optionee.  Any attempted assignment, transfer, pledge, hypothecation or other disposition other than in accordance with the terms set forth herein and in the Plan shall be void and of no effect.

8.      Compliance with Securities Laws.  It shall be a condition to the Optionee’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both.  The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

9.      Payment of Taxes.  The Optionee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option.  The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionee.  In the Committee’s discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery.  The Company and its Subsidiaries may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.

*          This bracketed language is applicable to non-statutory stock options.
**	This bracketed language is applicable to awards intended to qualify in whole or in part as incentive stock options.

FORM OF RESTRICTED STOCK AWARD AGREEMENT
UNDER THE 2006 EMPLOYEE INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

This Agreement is entered into as of [Date] by and between ACORDA THERAPEUTICS, INC., a Delaware corporation (“Company”), and [Name] (“Employee”) at [Address].
.

WITNESSSETH:

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, in accordance with the Acorda Therapeutics, Inc. 2006 Employee Incentive Plan, as amended and restated (the “Plan”) the parties hereto hereby agree as follows:

1.                 Grant.  Simultaneously herewith, the Company has made a restricted stock award to Employee and has issued [_____] shares of the Company’s common stock, $.001 par value per share (such common stock hereinafter being referred to as the “Common Stock” and such shares hereinafter being referred to as the “Restricted Stock”), registered in the name of Employee, subject to the terms of the Plan and the restrictions and provisions of this Agreement.

2.	Treatment During Restricted Period.

a.  Certificates.  Each certificate representing shares of Restricted Stock shall be registered in the name of the Employee and held, together with a stock power endorsed in blank, by the Company, subject to the provisions hereof.  Each certificate of Restricted Stock shall bear a legend reflecting the limitation of transferability, the risk of forfeiture and other restrictions under this Agreement and applicable securities law restrictions.

b.  Restrictions Applicable Prior to Vesting.  Shares of Restricted Stock shall be subject to the following restrictions until they vest:

  i)              Nontransferability.  Except as otherwise required by law, Restricted Stock which has not vested may not be sold, assigned, exchanged, transferred, pledged, hypothecated or otherwise disposed of, except to the Company as provided herein.

 ii)              Voting.  Employee hereby appoints the Company’s General Counsel or any successor appointed by the Company (the “Trustee”) to act as Employee’s proxy, and grants the Trustee the power to vote the unvested shares of Restricted Stock at any annual or special meeting of stockholders of the Company, or any adjournment or adjournments thereof at which the shares would be entitled to vote.  The Trustee will vote such shares in connection with any matter on a pro rata basis in accordance with all other shares voted with respect to such matter.  This proxy is coupled with an interest and is irrevocable.

iii)              Dividends and Distributions.  Any cash dividends or other distributions in respect of the shares of Restricted Stock, including, but not limited to, shares received as a result of a stock dividend, stock split, combination of shares or otherwise, shall be retained by the Company and either delivered together with the applicable shares in accordance with Section 2(e) hereof or forfeited together with the applicable shares in accordance with Section 2(c) hereof.  In no event shall any dividend or distribution be paid later than 2-1/2 months after the calendar year in which such dividend or distribution is no longer subject to a substantial risk of forfeiture.

 iv)              Other Restrictions.  The Board may impose such other restrictions on the Restricted Stock as it may deem advisable, including, without limitation, stop-transfer orders and other restrictions set forth in the terms of this Agreement or as the Board may reasonably deem advisable.

c.  Forfeiture.  If Employee’s employment terminates before all of the shares of Restricted Stock are vested in accordance in Section 2(d), any of the shares of Restricted Stock that are unvested or otherwise subject to restrictions shall be forfeited to the Company on the effective date of the termination of Employee’s employment.

d.  Vesting; Termination of the Restricted Period.  The shares of Restricted Stock shall no longer be subject to the forfeiture provisions of Section 2(c) (i.e., the shares shall vest) in accordance with the following schedule.  To the extent that Employee remains continuously employed by the Company:

four equal amounts every year, not to exceed [____] shares, with the vest dates of [Month] 1, [Year]; [Month] 1, [Year]; [Month] 1, [Year]; and [Month] 1, [Year] for four  (4) years, subject to the terms and conditions set forth on this certificate and under the plan.

e.  Vesting Upon Death.  In the event of the Employee’s death while the restricted stock award is outstanding, such award shall immediately become fully vested, notwithstanding the vesting schedule in this Agreement, provided that:

(i)           the Employee had at least one full year of service with the Company and had not been on probation during the 24-month period preceding death;

(ii)           the Employee had not been on disability for longer than two consecutive years at the time of death; and

(iii)           the Employee’s death was not due to suicide or did not result from any illness, injury, or disease that resulted from illegal drug use; was not incurred while the Employee was engaged in criminal conduct; or was not intentionally self-inflicted.  [Paragraph e applicable to awards beginning in March 2009]

f.  Delivery following Vesting.  Promptly after they become vested, the Company shall deliver to Employee (or Employee’s legal representative) the shares of vested Restricted Stock in the form of a transferable certificate, with a legend reflecting any applicable securities law restrictions; provided, however, that the Company need not deliver such shares to Employee until Employee has paid or caused to be paid all taxes required to be withheld pursuant to Section 3 hereof.

3.                 Withholding.  The Company may withhold any taxes resulting from this Agreement that the Company determines it is required to withhold under the laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign.  Subject to applicable legal requirements, Employee may elect to satisfy such withholding requirements either by (i) delivery to the Company of a certified check prior to the delivery of shares of Restricted Stock which are vested pursuant to Section 2, (ii) if agreed to at the time by the Company, instructing the Company to retain a sufficient number of shares of Restricted Stock to cover the withholding requirements, (iii) instructing the Company to satisfy the withholding requirements from Employee’s salary; or (iv) any other method acceptable to the Company.

4.                 Notice.  All notices, requests, demands, waivers and communications required or permitted to be given hereunder shall be in writing and shall be delivered in person or mailed, certified or registered mail with postage prepaid, or sent by facsimile, as follows:

If to the Company, to:

Acorda Therapeutics, Inc.
15 Skyline Drive
Hawthorne, New York 10532
Facsimile: (914) 347-4560
Attention:  Chief Financial Officer

If to Employee, to his last known mailing address specified in the Company’s employee records.

or to such other address as either party hereto shall specify by notice in writing to the other party in accordance with this Section.  All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date when given unless mailed, in which case on the third business day after the mailing.

5.                 No Employment Rights.  Nothing contained in this Agreement shall restrict in any way the right of the Company to terminate Employee’s employment at any time, with or without cause.  As used throughout this Agreement, the term “employment” includes employment with the Company, a subsidiary of the Company or an affiliate of the Company.

6.                 Award Subject to Plan.  Employee acknowledges receipt of a copy of the Plan.  The Restricted Stock grant has been made pursuant to the Plan and is in all respects subject to the terms and conditions thereof.  In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

7.                 Board Determinations.  In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Agreement, the determination by the Board (or the Committee established by the Board to administer the Plan) of the rights of the Employee shall be conclusive, final and binding upon Employee and upon any other person who shall assert any right pursuant to this Agreement.

8.                 Change in Control.  Notwithstanding Section 11(b) of the Plan, if a Reorganization Event occurs while the restricted stock award is outstanding and a successor corporation does not assume the restricted stock award or an equivalent award is not substituted as provided under Section 11(a) of the Plan, then the Committee shall, upon written or electronic notice to the Employee, provide that one of the following will occur with respect to the restricted stock award:

i)           the restricted stock award will become vested in full and free from restrictions as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent sold by the Employee prior to the consummation of the Reorganization Event; or

ii)           the restricted stock award will terminate upon consummation of such Reorganization Event and the Employee will receive, in exchange therefore, a cash payment equal to the amount payable in the Reorganization Event with respect to a share of Stock multiplied by the number of shares of Stock subject to the restricted stock award.  [Section 8 applicable to awards granted beginning in March 2009]

9.                 Definitions.  All capitalized terms herein not otherwise defined shall have the meanings set forth in the Plan.

10.                 Assignment.  The Company may assign its rights hereunder.  Employee may not assign any of his rights hereunder.  Neither party may assign any of their obligations hereunder.

11.                 By online acceptance of this Restricted Stock Award via the E-Trade website, the Employee agrees to the terms and conditions hereof.

FORM OF RESTRICTED STOCK AWARD AGREEMENT
UNDER THE 1999 EMPLOYEE STOCK OPTION PLAN

RESTRICTED STOCK AGREEMENT

This Agreement is entered into as of the ____ day of ___________, by and between ACORDA THERAPEUTICS, INC., a Delaware corporation (“Company”), and ____________________ (“Employee”).

WITNESSETH:

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, in accordance with the Acorda Therapeutics, Inc. 1999 Stock Option Plan, as amended and restated (the “Plan”)the parties hereto hereby agree as follows:

1.           Grant.  Simultaneously herewith, the Company has made a restricted stock award to Employee and has issued _______ shares of the Company’s common stock, $.001 par value per share (such common stock hereinafter being referred to as the “Common Stock” and such shares hereinafter being referred to as the “Restricted Stock”), registered in the name of Employee, subject to the terms of the Plan and the restrictions and provisions of this Agreement.

2.           Treatment During Restricted Period.

a.   Certificates.  Each certificate representing shares of Restricted Stock shall be registered in the name of the Employee and held, together with a stock power endorsed in blank, by the Company, subject to the provisions hereof.  Each certificate of Restricted Stock shall bear a legend reflecting the limitation of transferability, the risk of forfeiture and other restrictions under this Agreement and applicable securities law restrictions.

b.   Restrictions Applicable Prior to Vesting.  Shares of Restricted Stock shall be subject to the following restrictions until they vest:

i)           Nontransferability.  Except as otherwise required by law, Restricted Stock which has not vested may not be sold, assigned, exchanged, transferred, pledged, hypothecated or otherwise disposed of, except to the Company as provided herein.

ii)           Voting.  Employee hereby appoints the Company’s General Counsel or any successor appointed by the Company (the “Trustee”) to act as Employee’s proxy, and grants the Trustee the power to vote the unvested shares of Restricted Stock at any annual or special meeting of stockholders of the Company, or any adjournment or adjournments thereof at which the shares would be entitled to vote.  The Trustee will vote such shares in connection with any matter on a pro rata basis in accordance with all other shares voted with respect to such matter.  This proxy is coupled with an interest and is irrevocable.

iii)           Dividends and Distributions.  Any cash dividends or other distributions in respect of the shares of Restricted Stock, including, but not limited to, shares received as a result of a stock dividend, stock split, combination of shares or otherwise, shall be retained by the Company and either delivered together with the applicable shares in accordance with Section 2(f) hereof or forfeited together with the applicable shares in accordance with Section 2(c) hereof.

iv)           Other Restrictions.  The Board may impose such other restrictions on the Restricted Stock as it may deem advisable, including, without limitation, stop-transfer orders and other restrictions set forth in the terms of this Agreement or as the Board may reasonably deem advisable.

c.   Forfeiture.  If Employee’s employment terminates before all of the shares of Restricted Stock are vested in accordance in Section 2(d), any of the shares of Restricted Stock that are unvested or otherwise subject to restrictions shall be forfeited to the Company on the effective date of the termination of Employee’s employment.

d.   Vesting; Termination of the Restricted Period.  The shares of Restricted Stock shall no longer be subject to the forfeiture provisions of Section 2(c) (i.e., the shares shall vest) in accordance with the following schedule.  To the extent that Employee remains continuously employed by the Company:

i)The Initial Vesting Installment shall vest on the Initial Vesting Date.  The Initial Vesting Date shall occur on later to occur of the following events: (A) the first day after the expiration of the Lock Up Agreement described in Section 8 of this Agreement or (B) the third business day following the date on which the results of the Company’s MS-F203 Phase 3 trial of Fampridine-SR in multiple sclerosis or termination of the trial is announced, whichever occurs first; provided, however, that, if the event described in (A) or (B) of this Section that would otherwise cause the Initial Vesting Installment to vest occurs while the Employee is subject to a restriction on the sale or transfer of Company Stock imposed by a Company insider trading policy, the Initial Vesting Installment shall vest on the day after the day on which such period of restriction ends.  The Initial Vesting Installment shall be equal to the total number of shares of Restricted Stock granted by this Agreement, multiplied by a fraction, the numerator of which is the number of completed months that have elapsed from the grant date to the Initial Vesting Date and the denominator of which is 48.

ii) Unless all of the Restricted Stock vests on the Initial Vesting Date, the shares of Restricted Stock shall vest after the Initial Vesting Date in installments on the quarterly anniversaries of the grant date, beginning on the first quarterly anniversary of the grant date following the Initial Vesting Date and ending on the sixteenth quarterly anniversary of the grant date.  In general, 6.25% of the shares of Restricted Stock shall vest on each of the quarterly anniversaries of the grant date; however, on the first quarterly anniversary of the grant date following the Initial Vesting Date, the number of shares that vest shall equal the total number of shares of Restricted Stock granted by this Agreement multiplied by a fraction, the numerator of which is the number of complete or partial months that have elapsed from the Initial Vesting Date to the first quarterly anniversary of the grant date following the Initial Vesting Date and the denominator of which is 48.

e.   Delivery following Vesting.  Promptly after they become vested, the Company shall deliver to Employee (or Employee’s legal representative) the shares of vested Restricted Stock in the form of a transferable certificate, with a legend reflecting the restrictions provided for in Section 4 hereof and applicable securities law restrictions; provided, however, that the Company need not deliver such shares to Employee until Employee has paid or caused to be paid all taxes required to be withheld pursuant to Section 3 hereof.

3.           Withholding.  The Company may withhold any taxes resulting from this Agreement that the Company determines it is required to withhold under the laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign.  Subject to applicable legal requirements, Employee may elect to satisfy such withholding requirements either by (i) delivery to the Company of a certified check prior to the delivery of shares of Restricted Stock which are vested pursuant to Section 2, (ii) if agreed to at the time by the Company, instructing the Company to retain a sufficient number of shares of Restricted Stock to cover the withholding requirements, (iii) instructing the Company to satisfy the withholding requirements from Employee’s salary; or (iv) any other method acceptable to the Company.

4.           Notice. All notices, requests, demands, waivers and communications required or permitted to be given hereunder shall be in writing and shall be delivered in person or mailed, certified or registered mail with postage prepaid, or sent by facsimile, as follows:

If to the Company, to:

Acorda Therapeutics, Inc.
15 Skyline Drive
Hawthorne, New York 10532
Facsimile: (914) 347-4560
Attention: Dave Lawrence

If to Employee, to his last known mailing address specified in the Company’s employment records.

or to such other address as either party hereto shall specify by notice in writing to the other party in accordance with this Section.  All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date when given unless mailed, in which case on the third business day after the mailing.

5.           No Employment Rights.  Nothing contained in this Agreement shall restrict in any way the right of the Company to terminate Employee’s employment at any time, with or without cause.  As used throughout this Agreement, the term “employment” includes employment with the Company, a subsidiary of the Company or an affiliate of the Company.

6.           Award Subject to Plan.  Employee acknowledges receipt of a copy of the Plan.  The Restricted Stock grant has been made pursuant to the Plan and is in all respects subject to the terms and conditions thereof.  In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

7.           Board Determinations.  In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Agreement, the determination by the Board (or the Committee established by the Board to administer the Plan) of the rights of the Employee shall be conclusive, final and binding upon Employee and upon any other person who shall assert any right pursuant to this Agreement.

8.           Lock-Up Agreement.  Employee agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, the shares of Common Stock subject to the Agreement may not be sold, offered for sale or similar financial effect or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least 180 days after the effectiveness of the Registration Statement filed in connection with such offering, or such longer period of time as the Board may determine if all of the Company’s directors and officers agree to be similarly bound.  Employee further agrees to sign such further documents which Employee is requested to sign to give this Section effect.

9.           Definitions.  All capitalized terms herein not otherwise defined shall have the meanings set forth in the Plan.

10.           Assignment.  The Company may assign its rights hereunder.  Employee may not assign any of his rights hereunder.  Neither party may assign any of their obligations hereunder.

11.           Counterparts.  This Agreement may be executed in two counterparts, each of which shall be an original, but both of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Company and Employee have entered into this Agreement as of the grant date specified above.

ACORDA THERAPEUTICS, INC.

By:  __________________

_____________________
EMPLOYEE